[FORM OF]
                             STOCK OPTION AGREEMENT
                         UNDER THE BLUESTAR HEALTH, INC.
                 2004 NON-QUALIFIED STOCK GRANT AND OPTION PLAN


     THIS STOCK OPTION AGREEMENT is entered into the ____ day of _____________, 20__, between Bluestar Health, Inc., a Colorado corporation (the "Corporation" or "Grantor") and [GRANTEE NAME] (the "Grantee"), with respect to the following facts:

     Pursuant  and  subject  to the Corporation's 2004 Non-Qualified Stock Grant and  Option  plan,  a  copy  of  which  is  attached  hereto  as  Exhibit  A and
                                                                  ----------
incorporated herein by this reference (the "Plan"), the Corporation's Board of Directors has determined that it is to the advantage and interest of the Corporation and its stockholders to grant the option provided for herein to Grantee. The parties agree as follows:

     1.     GRANT  OF OPTION:  For value received, the Corporation hereby grants
            ----------------
to Grantee the right and option to purchase, on the terms and conditions hereinafter set forth, an aggregate of ____________ shares of the Corporations Common Stock. The purchase price shall be $___________ per share.

     2.     TIME AND MANNER OF EXERCISE:  [From and after January 1, ______, and
            ---------------------------
during each of the four (4) succeeding one-year periods commencing on the anniversary thereof, Grantee shall have the right to purchase from Grantor twenty percent (20%) of the aggregate number of shares of Common Stock of
Grantor subject to this Option, on a cumulative basis (total ____________ shares)]. The purchase shall be made upon delivery to Grantor of a notice of exercise accompanied by a certified or cashier's check in payment of the aggregate option price, or Grantee's promissory note in the form of Exhibit B
                                                                       ---------
hereto, secured by a pledge of the shares purchased. Promptly upon receipt of such material, Grantor will deliver to Grantee stock certificate(s) representing the number of shares purchased in accordance with the foregoing and during Grantee's lifetime, duly registered in the name(s) of Grantee and, at Grantee's election, his or her spouse. The failure to exercise an option with respect to any shares of Grantor's Common Stock for which the right has accrued during any one-year period shall not result in the termination of the option with respect to such shares of Stock; rather the same shall cumulate and be eligible for exercise during the remainder of the option term.

     3.     ANTIDILUTION  PROVISIONS:  The  number  of  shares  that  Grantee is
            ------------------------
entitled to purchase upon the exercise of this Option and the purchase price of those shares are subject only to the adjustments set forth in Section 5.6 of the Plan.

     4.     INVESTMENT  UNDERTAKING;  NONASSIGNABILITY:  This  Option  may  be
            ------------------------------------------
exercised only by Grantee during his or her lifetime. Grantee will hold this Option and the rights arising hereunder for investment and not with a view to distribution, and upon exercise will deliver a letter confirming Grantee's nondistributive


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intent  with  respect  to the shares of Common Stock received.  Grantee will not transfer or assign this Option, except by will or the laws of intestate succession.

     5.     EXPIRATION:  This  Option  shall terminate and expire at midnight on
            ----------
the date that is [seven (7)] years after the date of this Agreement, or four (4) months after the date that Grantee ceases to be eligible to participate in the Plan in accordance with Section 3 of the Plan, whichever is earlier. However, if Grantee dies while still eligible to participate in the Plan, his or her executor(s) or administrator(s), or any person or persons who acquired the Option from the Grantee by bequest or inheritance, shall, during the 12-month period commencing on the date of the Grantee's death, have the right to exercise this Option with respect to the shares that remain subject to this Option on that date, subject to the conditions that this Option (i) shall in no event be exercisable after its expiration in accordance with this Section 5 and (ii) it shall be exercisable by such representative(s) or successor(s) only to the extent that the Grantee's right to exercise this Option had accrued pursuant to Paragraph 2 hereof at the time of the Grantee's death and had not previously been exercised. Any options not exercisable or not exercised prior to the end of such 12-month period shall be automatically null and void.

     6.     BUY-OUT  AGREEMENT:
            ------------------

     [The Stock purchased by the Grantee upon exercise of this Option shall be subject to the Buy-Out Agreement, a copy of which is attached hereto as Exhibit
                                                                         -------
C]
--

     [Grantee agrees that he or she will not dispose of or encumber any shares in the Corporation acquired pursuant to this Option, except as is required under the following provisions:

     (a) If Grantee's employment with the Corporation terminates prior to ______________ (e.g., five (5) years from date hereof), for any reason other than his or her death or total permanent disability, Grantee shall sell and the Corporation shall purchase all shares of stock of the Corporation owned by Grantee at the price of $_____ per share.

OR,

     (b) If Grantee's employment with the Corporation terminates prior to _______________ (e.g., five (5) years from the date hereof), on account of Grantee's death or total permanent disability, on and after such termination Grantee or Grantee's estate shall sell and the Corporation shall purchase all shares of stock of the Corporation acquired by Grantee pursuant to this Agreement at the price of $_____ per share. Said sale and purchase shall be made not later than sixty (60) days after Grantee's termination of employment, or, if terminated by Grantee's death, within sixty (60) days after the appointment of a legal representative for Grantee's estate.]

     7.     REPRESENTATIONS  OF  GRANTOR:  So  long  as  this  Option  remains
            ----------------------------
outstanding and unexpired, Grantor will reserve for issuance upon the exercise of this


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Option  the  number of shares of Grantor's Common Stock that are subject to this
Option. The shares of Common Stock of Grantor subject to this Option shall, when issued, be validly issued, fully paid and nonassessable. Grantor will pay, when due and payable, any and all federal and state taxes or fees that may be payable by Grantor with respect to the grant of this Option or the issuance of any shares of Common Stock or certificates therefore subject to this Option. However, this does not include any federal, state or other personal income tax payable by the Grantee by virtue of (i) the grant of this Option; (ii) the issuance of any share of Common Stock upon exercise thereof; or (iii) any subsequent disposition of such shares which shall remain the obligation of the Grantee.

     8.     WITHHOLDING  TAXES:  If  the  Corporation  determines  that  it  is
            ------------------
required to withhold federal, state or local tax as a result of the exercise of this Option, the Grantee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements.

     9.     NOTICE:  Any  notice,  request,  or instructions given in connection
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with  this  Option  shall  be  in writing and shall be delivered in person or by certified  mail  as  follows:

               (a)  If  to  Grantor, at ______________________________, [State],
Attention:  Corporate  Secretary.

               (b)  If  to  Grantor,  at ___________________________, or at such other address as either of the parties shall have given notice to the other in accordance with the provisions hereof.

     10.     COMMITTEE DETERMINATION FINAL:  The interpretation and construction
             -----------------------------
of the Plan and this Stock Option Agreement, including any inconsistency between the two documents, shall be reserved to and made by the Committee of the Board of Directors provided for under the Plan. The Committee's determinations shall be final as between the parties hereto unless otherwise determined by the Board of Directors of Grantor.

     11.     GOVERNING  LAW:  This  Option is granted and delivered in the State
             --------------
of  Texas  and  is intended to be construed and enforced under the laws thereof.

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     IN  WITNESS  WHEREOF,  this Option is executed on behalf of Grantor and its duly authorized officers and by Grantee as of this ___ day of _____________, 20__.

                                             GRANTOR:

                                             Bluestar  Health,  Inc.,
                                             a  Colorado  corporation


                                             ___________________________________
                                             By:________________________________
                                             Its:_______________________________


                                             GRANTEE

                                             _____________________________


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                                   EXHIBIT "A"
                                   -----------



                         NON-QUALIFIED STOCK OPTION PLAN


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                                   EXHIBIT "B"
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                             FORM OF PROMISSORY NOTE


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                                   EXHIBIT "C"
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                                BUY-OUT AGREEMENT


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